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                                                                   EXHIBIT 23.1





                          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-44063) of The Penn Traffic Company of our report dated June 20, 1997, appearing on page 1 of this Form 11-K.


Price Waterhouse
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PRICE WATERHOUSE LLP

Syracuse, New York
June 27, 1997







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